UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 17, 2019
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)
Annual Meeting. On April 17, 2019, Umpqua Holdings Corporation held its annual meeting of shareholders. Holders of over 93% of the shares of common stock outstanding as of the meeting’s record date were present and voted at the meeting either in person or by proxy. There were 19,238,036 broker non-votes on the election of directors and say-on-pay matters.

(b)	Election of Directors. Shareholders elected the following nominees as directors, constituting the entire Board of Directors.

Peggy Y. Fowler	For	185,266,400
	Against	167,779
	Abstain	284,937
Stephen M. Gambee	For	181,375,043
	Against	4,060,052
	Abstain	284,019
James S. Greene	For	184,038,453
	Against	1,386,069
	Abstain	294,592
Luis F. Machuca	For	185,154,267
	Against	267,339
	Abstain	297,509
Cort L. O'Haver	For	184,810,781
	Against	618,282
	Abstain	290,051
Maria M. Pope	For	126,599,330
	Against	58,846,469
	Abstain	273,315
John F. Schultz	For	184,298,626
	Against	1,106,614
	Abstain	313,875
Susan F. Stevens	For	184,363,851
	Against	1,085,844
	Abstain	269,419
Hilliard C. Terry III	For	185,221,076
	Against	181,560
	Abstain	316,479
Bryan L. Timm	For	181,287,587
	Against	4,110,226
	Abstain	321,302
Anddria Varnado	For	185,220,296
	Against	172,423
	Abstain	326,396

At the annual meeting, shareholders also voted on the following matters:

Ratification of Independent Registered Public Accounting Firm. Shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the following vote:

Auditors	For	196,661,389
	Against	7,308,006
	Abstain	987,756
“Say-on-Pay.” Shareholders approved the compensation of the named executive officers as described in the Compensation Discussion and Analysis and the tabular and accompanying narrative disclosure of named executive officer compensation in the proxy statement for the 2019 annual meeting of shareholders by the following vote:

Executive Compensation	For	180,197,930
	Against	3,379,493
	Abstain	2,141,692

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: April 19, 2019	By: /s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary